GMO BENCHMARK-FREE ALLOCATION SERIES FUND	Summary Prospectus January 1, 2012

Share Class:	Class R4	Class R5	Class R6
Ticker:	—	—	—

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com. You can also get this information at no cost by calling 877-466-7778, by sending an email request to DCFundProspectus@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated January 1, 2012, as supplemented, are incorporated by reference into this summary prospectus.

Investment Objective
The Fund seeks a positive total return.

Fees and Expenses
The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6

Management fee[2]	0.65%	0.65%	0.65%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.06%	0.06%	0.06%
Acquired fund fees and expenses	0.24%	0.24%	0.24%
Total annual fund operating expenses	1.20%	1.05%	0.95%
Expense reimbursement[5]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	1.19%	1.04%	0.94%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Benchmark-Free Allocation Fund (“BFAF”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by BFAF. The Fund does not charge a management fee, but indirectly bears the management fee paid by BFAF.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include Fund administration fees of 0.05%.

5 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for its expenses other than: administration fees, subtransfer agent/recordkeeping payments (whether paid pursuant to GMO Series Trust’s Rule 12b-1 Plan or otherwise), underlying fund expenses, independent Trustee expenses, compensation and expenses of Trust officers and agents who are not affiliated with GMO, investment-related costs (e.g., brokerage commissions, securities lending fees, interest expense), hedging transaction fees, and extraordinary expenses. This expense limitation will continue through at least January 1, 2013, and may not be terminated prior to this date without the consent of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The amounts shows reflect expense reimbursements and include the expenses of both BFAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years

Class R4	$121	$380
Class R5	$105	$333
Class R6	$96	$302
* After reimbursement

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

GMO BENCHMARK-FREE ALLOCATION SERIES FUND

Principal Investment Strategies
The Fund invests substantially all of its assets in GMO Benchmark-Free Allocation Fund (“BFAF”), which invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of BFAF. References to the Fund may refer to actions undertaken by the Fund or BFAF. The Fund’s investment adviser, GMO, is also the investment adviser to BFAF.

The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the GMO International Equity Funds, the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Implementation Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund (collectively, the “underlying Funds”). In addition, the Fund may invest in securities directly.

The Fund implements its strategy by allocating its assets among asset classes represented by the underlying Funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., GMO Real Estate Fund and GMO Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization. Although the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it also may have substantial exposure to a particular country or type of country (e.g., emerging countries). The Fund may have indirect exposure to derivatives and short sales through its investment in the underlying Funds. The Fund does not have a particular securities market index as a benchmark and does not seek to outperform a particular index or blend of indices (i.e., the Fund seeks positive return, not “relative” return).

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. The Manager’s ability to shift investments among the underlying Funds is not subject to any limits. The Fund may invest substantially all of its assets in a few underlying Funds that primarily invest in the same asset class and may, at times, also invest a substantial portion of its assets in a single underlying Fund. The Fund also reserves the right to invest directly in asset classes, or to adjust its exposure to asset classes, through direct investments.

Prior to January 1, 2012, BFAF served predominantly as the principal component of a broader real return strategy, and BFAF’s investors were predominantly separate account clients of the Manager. BFAF was also offered on a stand-alone basis to the Manager’s partners and employees. Beginning on January 1, 2012, BFAF will be managed as a stand-alone investment strategy. The Manager expects that BFAF’s investment exposures will not differ significantly from the allocations BFAF would have had as a component of the broader real return, although BFAF will likely allocate a greater percentage of its assets to strategies that have cash-like benchmarks.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund, another GMO Fund, and unaffiliated money market funds.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal Risks of Investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in BFAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through BFAF, which include those outlined in the following brief summary of principal risks. Some of the underlying Funds of BFAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified. In addition to the risks to which the Fund is exposed through its investment in BFAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of BFAF.

•	Market Risk – Equity Securities – The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•	Foreign Investment Risk – The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities, and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign

GMO BENCHMARK-FREE ALLOCATION SERIES FUND

issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

•	Market Risk – Asset-Backed Securities – Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

•	Smaller Company Risk – Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

•	Liquidity Risk – Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

•	Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and counterparty risk.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in BFAF and the underlying Funds, including the risk that BFAF and the underlying Funds in which it invests do not perform as expected.

•	Management and Operational Risk – The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or may not include the most recent information about a company or security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•	Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•	Counterparty Risk – The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

•	Commodities Risk – To the extent an underlying Fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

•	Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

•	Real Estate Risk – To the extent an underlying Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

•	Natural Resources Risk – To the extent an underlying Fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•	Focused Investment Risk – Focusing investments in countries, regions, sectors, or companies or in industries with high positive correlations to one another creates additional risk.

•	Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Large Shareholder Risk – To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors or financial intermediaries), the Fund is subject to the risk that these shareholders will disrupt operations by purchasing or redeeming shares in large amounts and/or on a frequent basis.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with

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those of a broad-based index and the Consumer Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares*
Years Ending December 31

Highest Quarter: 8.97% (2Q2009)
Lowest Quarter: −7.10% (4Q2008)
Year-to-Date (as of 9/30/11): −0.30%

Average Annual Total Returns*
Periods Ending December 31, 2010

	1 Year	5 Years	10 Years	Inception

				7/23/03**

Class R4

Return Before Taxes	4.08%	6.31%	N/A	11.22%

Return After Taxes on Distributions	3.56%	3.88%	N/A	8.71%

Return After Taxes on Distributions and Sale of Fund Shares	2.78%	4.32%	N/A	8.62%

Class R5

Return Before Taxes	4.24%	6.47%	N/A	11.38%

Class R6

Return Before Taxes	4.34%	6.58%	N/A	11.50%

MSCI World Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	11.76%	2.43%	N/A	7.14%

Consumer Price Index (reflects no deduction for fees, expenses, or taxes)	1.25%	2.18%	N/A	2.47%

* Class R4, R5, and R6 shares were first offered on January 1, 2012. Returns prior to the date the Fund commenced operations are those of BFAF (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund Operating Expenses table. The returns for BFAF (Class III shares) are under BFAF’s prior fee arrangement. Under BFAF’s current fee arrangement, effective January 1, 2012, the returns would have been lower.
** Inception date for BFAF (Class III shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Division and Senior Member of GMO responsible for day-to-day management of the Fund:

Investment Division	Senior Member (Length of Service)	Title

Asset Allocation	Ben Inker (since the Fund’s inception)	Director, Asset Allocation Division, GMO

Purchase and Sale of Fund Shares
In general, shareholders of record may purchase and redeem shares of the Fund on any day when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax advisor and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of Fund distributions and their Fund investment more generally.

Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and its related companies may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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